UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2016 (April 20, 2016)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director retirement:

The term as member of the WesBanco Board of Directors for Henry L. Schulhoff, age 72, President of Schulhoff & Co., Inc., has expired as of the Annual Meeting of Stockholders held on April 20, 2016.  Mr. Schulhoff is retiring from the Board because he is not eligible under the Corporation's Bylaws to stand for re-election due to the age 70 limitation as of the date of re-election, and not as a result of any disagreement with the Company.  Mr. Schulhoff's service on the Board began in 2005.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2016, the Annual Meeting of the Stockholders of WesBanco, Inc. was held in Wheeling, WV. The following directors were elected to the Board of Directors for a term of three years expiring at the Annual Stockholders' Meeting in 2019:

	For	Withheld	Non Votes
Stephen J. Callen	27,415,593	949,564	4,788,302
Christopher V. Criss	26,991,423	1,373,734	4,788,302
James C. Gardill	24,741,136	3,618,788	4,788,302
Lisa A. Knutson	27,519,773	845,384	4,788,302
Richard G. Spencer	26,573,165	1,791,992	4,788,302

The following director was elected to the Board of Directors for a term of one year expiring at the Annual Stockholders' Meeting in 2017:

	For	Withheld	Non Votes
Denise Knouse-Snyder	24,799,065	3,566,092	4,788,302

WesBanco's stockholders also approved an advisory (non-binding) proposal on WesBanco, Inc.'s executive compensation paid to WesBanco's named executive officers.  The results of the vote were as follows:

	For	Against	Withheld	Non Votes
Advisory vote to approve WesBanco, Inc.'s executive compensation	26,688,809	1,349,124	327,224	4,788,302

WesBanco's stockholders also approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as WesBanco's independent registered public accounting firm for the fiscal year ending December 31, 2016. The results of the vote were as follows:

	For	Against	Withheld	Non Votes
Advisory vote to appoint independent registered public accounting firm	32,078,254	911,895	163,310	-

Finally, WesBanco's stockholders approved the material terms of the performance goals under the WesBanco, Inc. Key Executive Incentive Bonus, Option and Restricted Stock Plan. The results of the vote were as follows:

	For	Against	Withheld	Non Votes
To approve the material terms of the performance goals	26,371,536	1,628,574	365,047	4,788,302

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: April 22, 2016	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer